                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the commission Only (as permitted by rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          VENTANA MEDICAL SYSTEMS, INC.
                (Name of Registrant As Specified In Its Charter)


  (Name of Person(s) Filing the Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)0 and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)       Amount previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                          VENTANA MEDICAL SYSTEMS, INC.
                           3865 Business Center Drive
                              Tucson, Arizona 85705

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   May 4, 2000

         The 2000 Annual Meeting of Stockholders of Ventana Medical Systems, Inc. will be held at the Westward Look Resort, 245 East Ina Road, Tucson, Arizona 85704, on May 4, 2000, at 10:00 a.m., Local Time.

MATTERS TO BE VOTED ON:

         1. Ratification of the selection of Ernst & Young LLP as the independent auditors for our fiscal year 2000;

         2. Election of two Class I directors to serve for a term of three years expiring at the 2003 Annual Meeting of Stockholders or until his successor is elected;

         3. To approve the amendment of our 1996 Employee Stock Purchase Plan to increase the number of shares that may be purchased under that plan by 200,000 shares to a new total of 400,000 shares; and

         4. Any other matters that may properly come before the meeting or any adjournment thereof.

         The close of business on March 20, 2000 has been fixed as the record date for the determination of the stockholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote at this meeting is available at the offices of Ventana Medical Systems, Inc., 3865 N. Business Center Drive, Tucson, Arizona 85705, for examination by any stockholder.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                  By Order of the Board of Directors



                                  John Patience
                                  Vice Chairman of the Board

Tucson, Arizona
April 6, 2000

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION .......................................................        1
     Who Can Vote .........................................................        1
     Voting by Proxies ....................................................        1
     How You May Revoke Your Proxy Instructions ...........................        1
     How Votes are Counted ................................................        1
     Cost of this Proxy Solicitation ......................................        2
     Attending the Annual Meeting .........................................        2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL? ...........................        2

WHO SHOULD I CALL IF I HAVE QUESTIONS? ....................................        2

PROPOSALS .................................................................        3
     PROPOSAL NO. 1 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS ......        3
     PROPOSAL NO. 2 - ELECT TWO CLASS I DIRECTORS .........................        4
     INFORMATION ABOUT THE NOMINEES .......................................        5
     PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE
       PLAN ...............................................................        7

ABOUT THE BOARD AND ITS COMMITTEES ........................................        9

OTHER MATTERS .............................................................       10

STOCKHOLDER PROPOSALS .....................................................       10

ANNUAL REPORT .............................................................       10

                                 PROXY STATEMENT

         Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Annual Meeting by the Proxies who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," "Ventana" and the "Company" refer to Ventana Medical Systems, Inc. and its subsidiaries. This Proxy Statement is first being sent to our stockholders on or about April 3, 2000.


                               GENERAL INFORMATION

Who Can Vote                  You are entitled to vote your common stock if our
                              records showed that you held your shares as of
                              March 20, 2000. At the close of business on that
                              date, 13,783,631 shares of common stock were
                              outstanding and entitled to vote. Each share of
                              common stock has one vote. The enclosed Proxy Card
                              shows the number of shares that you are entitled
                              to vote. Your individual vote is confidential and
                              will not be disclosed to third parties.

Voting by Proxies             If your common stock is held by a broker, bank or
                              other nominee (i.e., in "street name"), you will
                              receive instructions from it that you must follow
                              in order to have your shares voted. If you hold
                              your shares in your own name as a holder of
                              record, you may instruct the Proxies how to vote
                              your common stock by signing, dating and mailing
                              the Proxy Card in the envelope provided. Of
                              course, you can always come to the meeting and
                              vote your shares in person. If you give us a proxy
                              without giving specific voting instructions, your
                              shares will be voted by the Proxies as recommended
                              by the Board of Directors. We are not now aware of
                              any other matters to be presented at the Annual
                              Meeting except for those described in this Proxy
                              Statement. However, if any other matters not
                              described in this proxy statement are properly
                              presented at the meeting, the Proxies will use
                              their own judgment to determine how to vote your
                              shares. If the meeting is adjourned, your common
                              stock may be voted by the Proxies on the new
                              meeting date as well, unless you have revoked your
                              proxy instructions prior to that time.

How You May Revoke            You may revoke your proxy instructions by any of
Your Proxy                    the following procedures:
Instructions
                              1. Send us another signed proxy with a later date;

                              2. Send a letter to our Corporate Secretary
                                 revoking your proxy before your common stock has been voted by the Proxies at the meeting;
                                 or

                              3. Attend the Annual Meeting and vote your shares
                                 in person.

How Votes are Counted         The Annual Meeting will be held if a majority of
                              the outstanding shares of common stock entitled to
                              vote is represented at the meeting. If you have
                              returned valid proxy instructions or attend the
                              meeting in person, your common stock will be
                              counted for the purpose of determining whether
                              there is a quorum, even if you wish to abstain
                              from voting on some or all matters introduced at
                              the meeting.

Cost of this Proxy            We will pay the cost of this proxy solicitation.
Solicitation                  We will, upon request, reimburse brokers, banks
                              and other nominees for their expenses in sending
                              proxy material to their principals and obtaining
                              their proxies. We will solicit proxies by mail,

                              except for any incidental personal solicitation made by our directors, officers and employees, for which they will not be paid.


Attending the Annual          If you are a holder of record and you plan to
Meeting                       attend the Annual Meeting, please indicate this
                              when you vote. If you are a beneficial owner of
                              common stock held by a broker or bank, you will
                              need proof of ownership to be admitted to the
                              meeting. A recent brokerage statement or letter
                              from a broker or bank showing your current
                              ownership and ownership of our shares on the
                              record date are examples of proof of ownership. If
                              you want to vote in person your common stock held
                              in street name, you will have to get a proxy in
                              your name from the registered holder.



                 WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


Proposal 1: Ratification of   The affirmative vote of a majority of the votes
Independent Auditors          cast at the Annual Meeting is required to ratify
                              the selection of independent auditors. Therefore,
                              if you "abstain" from voting, it has the same
                              effect as if you voted "against" this proposal.


Proposal 2: Election of Two   The two nominees for director who receive the most
Class I Directors             votes will be elected. Therefore, if you do not
                              vote for a nominee or you indicate "withhold
                              authority to vote" for any nominee on your proxy
                              card, your vote will not count for or against any
                              nominee.


Proposal 3: Amendment         The affirmative vote of a majority of the votes
of the 1996 Employee          cast at the Annual Meeting is required to satisfy
Purchase Plan                 the amendment of the 1996 Employee Stock Purchase
                              Plan. Therefore, if you "abstain" from voting, it
                              has the same effect as if you voted "against" this
                              proposal.


                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

               If you have questions about the Annual Meeting or voting, please call Jay Meridew, our Corporate Secretary. Mr. Meridew may be reached at (520) 887-2155.

                                    PROPOSALS

         PROPOSAL NO. 1 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP independent auditors, to audit our financial statements for the fiscal year ending December 31, 2000, and to perform other appropriate accounting services. A resolution will be presented to the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of votes entitled to be cast by the common stock represented at the meeting is needed to ratify the selection. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

         We expect that representatives of Ernst & Young LLP will be present at the annual meeting and they will be presented with the opportunity to make a statement if they so desire to do so. They are also expected to be available to respond to appropriate questions.

         The Proxies will vote in favor of ratifying the selection of Ernst & Young LLP unless instructions to the contrary are indicated on the accompanying Proxy Card.

               YOUR DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 1

                  PROPOSAL NO. 2 - ELECT TWO CLASS I DIRECTORS

Number of                     Pursuant to our Certificate of Incorporation, our
Directors to                  Board of Directors currently consists of eight
be Elected                    persons, divided into three classes serving
                              staggered terms of three years. Currently, we have
                              two directors in Class I, three directors in Class
                              II and three directors in Class III. Two Class I
                              directors are to be elected at this years Annual
                              Meeting. The Class II directors will hold office
                              until next years Annual Meeting and the Class III
                              directors will hold office until the 2002 Annual
                              Meeting. If any director resigns or otherwise is
                              unable to complete his or her term of office, the
                              Board will elect another director for the
                              remainder of the resigning director's term.

Vote Required                 The two individuals with the highest number of
                              votes are elected to office. There is no
                              cumulative voting in the election of directors.

Nominees of the               The Board has nominated the following individuals
Board                         to serve as Class I directors until the 2003
                              Annual Meeting and the election of their
                              successors:

                                    Henry T. Pietraszek
                                    James R. Weersing

                              These nominees are currently serving on the Board and have both agreed to be named in this proxy statement and to serve if elected. Each of these nominees attended all of the meetings of the Board in the prior year.

                              See "Information about the Nominees" on the following page for information regarding each of the Nominees and the continuing Class II and Class
                              III directors.


         We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your shares to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of Directors to be elected, as permitted by our Bylaws.

                         INFORMATION ABOUT THE NOMINEES


Nominees for Class I Directors


Henry T. Pietraszek           Mr. Pietraszek has served as a director of Ventana
(Age 53)                      since March 1997. From the time of him joining
                              Ventana in March 1997 until May 1999, Mr.
                              Pietraszek served as President and Chief Executive
                              Officer of Ventana. Prior to joining the Company,
                              Mr. Pietraszek served as President and Chief
                              Executive Officer of Biostar, Inc., a medical
                              diagnostic company. From 1975 to 1994, Mr.
                              Pietraszek held a variety of executive positions
                              at Abbott Laboratories and Takeda Chemical
                              Industries. From 1982 to 1986, he served as
                              President of Dainabot K.K., a joint venture
                              between Abbott and Dainippon Pharmaceutical
                              Company of Japan and from 1980 to 1982 he was Vice
                              President of Field Service Operations for Abbott's
                              Diagnostic Division. He is a director of Specialty
                              Laboratories. Mr. Pietraszek received a B.S. in
                              Marketing from Gannon University.

James R. Weersing             Mr. Weersing has served as a director of Ventana
(Age 60)                      since October 1994. Since 1984, Mr. Weersing has
                              been a Managing Director of MBW Venture Partners,
                              a venture capital investment firm. Mr. Weersing
                              has also served as President of JRW Technology,
                              Inc., a consulting firm and, since January 2000,
Member of the Audit and       President and CEO of Iomed, Inc. Mr. Weersing
Nominating Committees         served as a director of Circadian, Inc., an asthma
                              dosage management company, from December 1993
                              until January 1996. Circadian filed a petition
                              under Chapter 7 of the federal bankruptcy laws in
                              January 1996. Mr. Weersing received an B.S.M.E.
                              and an M.B.A. from Stanford University.


Continuing Class II
Directors

Christopher M. Gleeson        Mr. Gleeson became President and Chief Executive
(Age 50)                      Officer and a director in May 1999. He joined
                              Ventana in March 1999 as Executive Vice President
                              and Chief Operating Officer. Prior to joining the
                              Company, Mr. Gleeson was Senior Vice President of
                              Bayer Diagnostics and General Manager of the U.S.
                              Commercial Operations for Chiron Diagnostics, and
                              prior to that, the founder, owner and Managing
                              Director of Australian Diagnostics Corporation, a
                              leading diagnostics distributor in Australia. He
                              is a director of Pharmanetics, Inc. Mr. Gleeson
                              attended Monash University in Melbourne,
                              Australia.

Rex J. Bates                  Mr. Bates has served as a director of Ventana
(Age 76)                      since April of 1996. From August 1991 to May 1995,
                              Mr. Bates served on the Board of Directors of
                              Twentieth Century Industries and was a member of
                              its compensation committee. Prior to Twentieth
                              Century Industries, Mr. Bates served as the
Member of the Audit           Vice-Chairman of the Board of Directors of the
Committee                     State Farm Mutual Automobile Insurance Company.
                              Mr. Bates also served as State Farm's Chief
                              Investment Officer. In March of 1991, Mr. Bates
                              retired from State Farm. Since 1992, Mr. Bates has
                              served on the board of directors of Ophidian
                              Pharmaceutical, Inc. Prior to Mr. Bates'
                              employment with State Farm, he was a partner in
                              the investment firm of Stein, Roe & Farnham in
                              Chicago. Mr. Bates received a B.S. and an M.S.
                              from the University of Chicago.

Edward M. Giles                  Mr. Giles has served as a director of Ventana since September 1992. Mr. Giles has
(Age 64)                         served as Chairman of The Vertical Group, Inc., a venture capital investment firm, since January 1989. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment
Member of the Compensation and   management firm. He is currently a director of McWhorter Technologies, Inc. and
Nominating Committees            Synthetech, Inc. Mr. Giles received a B.S.Ch.E. in Chemical Engineering from
                                 Princeton University and an M.S. in Industrial Management from the Massachusetts
                                 Institute of Technology.


Continuing Class III Directors

Jack W. Schuler                  Mr. Schuler has served as a director of Ventana since April 1991 and as Chairman of
(Age 59)                         the Board of Directors since November 1995. Mr. Schuler has been Chairman of the
                                 Board of Directors of Stericycle, Inc., a specialized medical waste management company, since March 1990. Mr. Schuler is also a partner in Crabtree Partners, a
Member of the Compensation and   Chicago based venture capital firm. Prior to joining Stericycle, Mr. Schuler held
Nominating Committees            various executive positions at Abbott from December 1972 through August 1989, serving most recently as President and Chief Operating Officer.  He is currently a director of Medtronic, Inc., and Chiron Corporation. Mr. Schuler received a B.S. in Mechanical
                                 Engineering from Tufts University and an M.B.A. from Stanford University.

John Patience                    Mr. Patience has served as a director of Ventana since July 1989 and as Vice Chairman
(Age 52)                         since January 1999.  Mr. Patience was a co-founder and served as a General Partner of
                                 Marquette Venture Partners, a venture capital investment firm, from January 1988 until March 1995. Since April 1995, Mr. Patience has been a partner in Crabtree
Member of the Audit Committee    Partners, a Chicago-based venture capital firm. Mr. Patience was previously a partner in the consulting firm of McKinsey & Co., specializing in health care. He is currently a director of Stericycle, Inc. Mr. Patience received a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia and an M.B.A. from the
                                 University of Pennsylvania Wharton School of Business.

Thomas M. Grogan, M.D.           Dr. Grogan is a founder, a director and Chairman Emeritus of Ventana. He has served as a director
(Age 54)                         since the founding of the Company in June 1985 and as Chairman of the Board of Ventana from June
                                 1985 to November 1995. He is currently a professor of pathology at the University of Arizona,
                                 College of Medicine, where he has taught since 1979. He received a B.A. in Biology from the
Member of the Audit Committee    University of Virginia and an M.D. from George Washington School of Medicine. Dr. Grogan completed a post-doctorate fellowship at Stanford University.



             YOUR DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF THE
                       TWO NOMINEES UNDER PROPOSAL NO. 2

                    PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO
                        1996 EMPLOYEE STOCK PURCHASE PLAN


         Our Board of Directors and stockholders have previously adopted and approved our 1996 Employee Stock Purchase Plan. A total of 200,000 shares of our common stock are presently reserved for issuance under this plan. As of January 31, 2000, 51,807 shares were available for future issuance.

         At the Annual Meeting, we are requesting that the stockholders consider and approve a proposed amendment to the plan to increase the number of shares reserved for purchase under it by 200,000 shares, bringing the total number of shares reserved for issuance to 400,000. The Board believes that the amendment will enable us to continue our policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

         The plan allows employees to purchase our shares of common stock through periodic payroll deductions. We have had a longstanding practice of linking employee compensation to corporate performance, because we believe that this increases employee motivation to improve stockholder value. Therefore, we have consistently included equity incentives as a component of compensation for a broad range of our employees. This practice has enabled us to attract and retain the talent that we require.

         We believe that the remaining shares available for purchase under the plan are insufficient to accomplish the purposes described above. We anticipate there will be a need to hire additional technical or management employees on an ongoing basis. It will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the current extremely competitive job market. It will also be necessary to continue to allow current employees to purchase our shares through the plan in order to retain the services of valuable employees as we mature and our employee base grows larger.

         A summary of the essential features of the plan is set forth below:

                SUMMARY OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

Summary of the                The Board and the stockholders adopted the Employee in 1996. The Stock Purchase Plan plan provides
Employee Stock                eligible employees with the opportunity to acquire a stock ownership interest in Ventana through
Purchase Plan                 periodic payroll deductions. The purpose of the plan is to provide employees with a method to acquire our shares.

Shares Reserved and           The plan currently has 200,000 shares of common stock reserved for issuance to eligible employees.
Eligibility                   Any of our employees and the employees of our subsidiaries are eligible to participate in the purchase plan.

Oversight                     The Board or a committee of the Board administers the purchase plan. It has the authority to interpret the provisions of the purchase plan and to establish and amend rules for its administration subject to the plan's limitations.

Method of Payment             Eligible employees invest in the plan through regular payroll deductions of up to 15% of their gross
and Stock Price               base salary for each period of participation. However, no employee may purchase greater than $25,000 worth of our shares under this plan in any given calendar year. At each purchase date, payroll deductions are credited to an account established in each participating employee's name and shares are automatically purchased on behalf of that employee on the last business day of each purchase period at the lesser of 85% of the market price of

                              a share on the commencement date of the offering period or the purchase period termination date.

Tax Consequences              Participating employees will be subject to
                              taxation on any gain realized from the sale or
                              other disposition of shares that were acquired
                              under the plan.

Dilution Protection           If any change in our outstanding shares occurs by
                              reason of any stock split, combination of shares
                              or other similar transaction affecting our
                              outstanding common stock as a class, appropriate
                              adjustments will be made to the maximum number of
                              shares issuable under the plan.

Amendment and
Termination of the Plan       The Board may amend or terminate the plan at any
                              time. However, the Board does not have the power
                              to increase the number of shares available for
                              issuance, amend the requirements as to the class
                              of employees eligible to participate, or
                              materially increase the benefits which may accrue
                              to participants under the plan without stockholder
                              approval. No termination, modification or
                              amendment of the plan can adversely affect the
                              rights of an employee under the Plan without that
                              employee's consent.

Shares Purchased to Date      To date, eligible employees have purchased 148,193
Under the Stock Purchase      shares of our common stock under the plan.
Plan


         The amendment to the 1996 Employee Stock Purchase Plan will not take effect unless it is approved by a vote of the majority of the outstanding shares of common stock.


                                  VOTE REQUIRED

         The approval of the amendment to the plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. It is intended that the Proxies will be voted for adoption of the plan unless instructions to the contrary are indicated on the accompanying proxy form.


                YOUR DIRECTORS RECOMMEND A VOTE FOR THE AMENDMENT
                    OF THE OPTION PLAN UNDER PROPOSAL NO. 3

                       ABOUT THE BOARD AND ITS COMMITTEES


The Board                      We are governed by a Board of Directors and various committees of the Board which meet throughout the year. The Board of Directors held four meetings and acted by unanimous written consent twice during 1999. Directors discharge their responsibility throughout the year at Board and committee meetings and also through informal telephonic conferences and other communications with the Vice Chairman and others regarding our business. All directors attended all Board meetings during 1999.

Committees of the Board        The Board has three principal committees, the Compensation Committee, the Audit
                               Committee and the Nominating Committee. The function of each of these Committees is described below along with the current membership and number of meetings held during 1999.

         Compensation          The Compensation Committee has three primary functions.  First, it reviews the
         Committee             performance of the principal executive officers on an annual basis. The results of this review are then reported to the Board with a recommendation from the Committee regarding the compensation packages to be awarded to these officers. Second, the
                               Compensation Committee reviews the compensation paid to outside directors for service on the Board and for service on committees of the Board. Finally, the
                               Committee reviews the level and extent of applicable benefits provided by us with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits.

                               The Compensation Committee held four meetings, at which all members were present, during 1999.

                               In 1999 the Board elected James Weersing, Edward Giles and Jack Schuler to the
                               Compensation Committee. See "Compensation Committee Interlocks and Insider
                               Participation" in the following section.

         Audit Committee       The Audit Committee has several functions. It reviews on an annual basis those matters which primarily relate to financial controls and our audit. This review includes, but is not be limited to:

                                $ Discussing the findings of the independent auditors resulting from their audit and certification of our financial statements;

                                $ Discussing with management the accounting principles we use for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements which may have a material affect on us;

                                $ Reviewing the adequacy of financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

                                $ Reviewing recommendations by the independent auditors or the internal auditing staff with respect to changes in policies or practices.

                               The Audit Committee also recommends to the Board of Directors a firm of certified public accountants to conduct our audit for the coming year.

                               In 1999 the Board elected Rex Bates, Dr. Thomas Grogan and John Patience to the Audit
                               Committee. The Audit Committee held two meetings during 1999, at which all members were present.

Nominating Committee           The Nominating Committee consists of directors Jack Schuler, Edward Giles and James
                               Weersing. The Nominating Committee is responsible for the development of general criteria regarding the qualifications and selection of board members and recommends candidates for election to the board. The nominating committee held two meetings during
                               1999.


                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee consists of three outside directors and is responsible for the administration of our compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

COMPENSATION PHILOSOPHY

         The design and implementation of the our executive compensation programs is based on a series of guiding principles derived from the our values, business strategy and management requirements. These principles may be summarized as follows:

         - Align financial interests of the management team with us and our stockholders;

         - Attract, motivate and retain high-caliber individuals necessary to increase total return to stockholders;

         - Provide a total compensation program where a significant portion of pay is linked to individual achievement and our short- and long-term performance; and

         - Emphasize reward for performance at the individual, team and Company levels.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         We have considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance based. None of our named executive officers exceed the $1 million threshold. Also, we believe that any options granted under our stock option plan will meet the requirement of being performance based under the transition provisions provided in the regulations under Section 162(m). Therefore, we believe that Section 162(m) will not reduce the tax deduction available to us. Our policy is to qualify to the extent reasonable its executive officers' compensation for deductibility under applicable tax laws.

COMPENSATION PROGRAM

         Our executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the principles set forth above. We consider these components of compensation individually as well as collectively in determining total compensation for executive officers. The three major components are as follows:

         1. Base salary. Each fiscal year we establish base salaries for individual executive officers based upon: (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position, (iii) performance judgments as to each individual's past and expected future contributions, and
                  (iv) internal equity relative to other executive's responsibilities and base salary levels. The Compensation Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for our executive officers other than the Chief Executive Officer. The Compensation Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

         2. Annual cash (short-term) incentives. Annual cash incentives are established to provide a direct linkage between individual pay and annual corporate performance. Target annual bonus awards are established for executive officer positions based upon industry and peer group surveys and range from 5% to 25% of base salary, with 25% for the chief executive officer position. In establishing bonus amounts in the future, the Committee will primarily consider our financial performance measured in terms of revenue growth and growth in earnings, and secondarily consider the performance of each officer in his or her respective area of accountability. Each officer will establish operating objectives for the area of the business for which they take responsibility at the beginning of our fiscal year. At the end of the year, they will be rated on the attainment of those objectives. Each officer may receive a portion or the full amount of their targeted annual performance based bonus.

         3. Equity based incentive compensation. Long-term incentives for our employees are provided under our stock option plans. Each fiscal year, the Committee considers the desirability of granting to executive officers long-term incentives in the form of stock options. These option grants are intended to motivate the executive officers to manage the business to improve our long-term performance and align the financial interests of the management team with us and our stockholders. The Committee established the grants of stock options to executive officers (other than the Chief Executive Officer) last year, based upon a review with the Chief Executive Officer of proposed individual awards, taking into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance requirements and contributions of the officer and competitive data for similar positions. The Committee independently reviewed these same factors in determining the option grant to Mr. Gleeson as Chief Executive Officer.




                                 Respectfully submitted,

                                 Jack W. Schuler
                                 James R. Weersing
                                 Edward M. Giles

The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act" or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return on our common stock with the cumulative total returns (assuming reinvestment of dividends) on the Standard & Poor's 500 Stock Index, the Nasdaq Composite Index and the Nasdaq Medical Device Mfg. Index as if $100 were invested in our common stock and each such index on July 26, 1996.


                           [STOCK PERFORMANCE GRAPH]


                               7/26/96   9/30/96   12/31/96   3/31/97    6/30/97    9/30/97    12/31/97
Ventana Medical Systems, Inc.    100     178.31     139.76     134.94     119.28     155.42     146.66
Nasdaq Composite Index           100     113.66     119.6      113.18     133.59     156.16     145.48
S&P 500                          100     108.61     117.73     120.83     141.94     152.71     157.08
Nasdaq Medical Device Mfg.       100     108.93     105.37     98.36      107.21     126.6      120.71

                               3/31/98     6/30/98    9/30/98   12/31/98   3/31/99    6/30/99    9/30/99    12/31/99
Ventana Medical Systems, Inc.   256.63     269.88     173.49     208.43     215.66     184.34     163.86     239.76
Nasdaq Composite Index          170.06     175.53     156.92     203.13     228.03     248.84     254.41     376.98
S&P 500                         179.16     185.32     167.07     202.7      212.73     227.32     213.24     245.41
Nasdaq Medical Device Mfg.      132.47     125.7      111.34     135.21     143.42     168.63     159.35     163.53


                                  OTHER MATTERS

         Our Board is not aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

                              STOCKHOLDER PROPOSALS

         Any stockholder desiring to have a proposal included in our proxy statement for our 2001 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to our principal executive offices not later than December 8, 2000.

                                  ANNUAL REPORT

         Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 1999, is incorporated into this Notice and Proxy Statement by this reference and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on March 20, 2000. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                          VENTANA MEDICAL SYSTEMS, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S
                BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF
                       STOCKHOLDERS TO BE HELD MAY 4, 2000

         The undersigned hereby constitutes and appoints JAY MERIDEW and JOHN PATIENCE, and each of them acting in the absence of the others, with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of VENTANA MEDICAL SYSTEMS, INC. (the "Company") to be held at the Westward Look Resort, 245 East Ina Road, Tucson, Arizona 85704, on May 4, 2000, at 10:00 a.m., Local Time and any adjournments thereof, and to vote all shares of the Company's Common Stock standing in the name of the undersigned on the matters set forth below and upon any other matters that may properly come before the meeting of any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

                                 PROPOSAL NO. 1


RATIFICATION OF INDEPENDENT AUDITORS

------ VOTE FOR RATIFICATION OF ERNST & YOUNG LLP as the independent auditors for the Company's fiscal year 2000

------             VOTE AGAINST RATIFICATION

------             ABSTAIN


                                 PROPOSAL NO. 2


ELECTION OF TWO CLASS I DIRECTORS

                   Henry T. Pietraszek
                   James R. Weersing

------             VOTE FOR all nominees listed above

------             VOTE FOR all nominees listed above, except

                   -------------------------------------------------------------

------             WITHHOLD AUTHORITY to vote for all nominees listed above.


                                 PROPOSAL NO. 3


APPROVAL OF AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN

------             VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1996 EMPLOYEE
                   STOCK PURCHASE PLAN

------             VOTE AGAINST APPROVAL

------             ABSTAIN

         PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.


This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting, in accordance with the discretion of the proxies.

         DATED: ________ , 2000



                                    ___________________________________________
                                    (Signature)




                                    ___________________________________________
                                    (Signature)

                                    When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.


                                        2